UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      February 25, 2000 (November 18, 1999)


                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                    0-20872                41-0518430
   (State or other            (Commission File         (I.R.S Employer
   jurisdiction of                 Number)            Identification No.)
   incorporation or
     organization)


             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:(303)861-8140


                                 Not applicable
          (Former name or former address, if changed since last report)

EXPLANATORY NOTE:

     This amendment to the Current Report on Form 8-K filed December 30, 1999 relates to the acquisition of King Ranch Energy, Inc. by St. Mary Land & Exploration Company which was completed on December 17, 1999. The sole purpose of this amendment is to incorporate by reference the unaudited financial statements of King Ranch Energy for the six months ended June 30, 1999 and 1998 and the pro forma financial statements of St. Mary for the six months ended June 30, 1999 which give effect to the acquisition of King Ranch Energy, which statements were previously filed in the related Registration Statement on Form S-4 for the transaction. These previously filed statements represent substantially the same information as such statements as of September 30, 1999, and thus a separate filing of the September 30, 1999 statements is not required pursuant to General Instruction B.3 to Form 8-K.


ITEM 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     The audited financial statements of King Ranch Energy for the years ended December 31, 1998, 1997 and 1996 and the unaudited financial statements of King Ranch Energy for the six months ended June 30, 1999 and 1998 are included in St. Mary's Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-85537) filed with the SEC on November 12, 1999 and are incorporated herein by reference.

     (b) Pro forma financial information.

     The pro forma financial statements of St. Mary for the six months ended June 30, 1999 which give effect to the acquisition of King Ranch Energy are included in St. Mary's Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-85537) filed with the SEC on November 12, 1999 and are incorporated herein by reference.

     (c) Exhibits.

     The following exhibits are furnished as part of this report:

     Exhibit 2.1 Agreement and Plan of Merger dated July 27, 1999 among St. Mary Land & Exploration Company, St. Mary Energy Company, King Ranch, Inc., and King Ranch Energy, Inc., as amended by Amendment Nos. 1 and 2 dated November 8, 1999 (filed as Exhibit 2.1 to St. Mary's Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-85537)filed with the SEC on November 12, 1999 and incorporated herein by reference)

     Exhibit 23.1 Consent of Deloitte & Touche LLP*

     Exhibit 99.1 Press release of St. Mary Land & Exploration Company dated December 17, 1999**

     ---------------------------
     * Filed herewith
     **Previously filed with the original report

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ST. MARY LAND & EXPLORATION COMPANY

Date: February 25, 2000                     By /s/ MARK A. HELLERSTEIN
                                            --------------------------
                                            Mark A. Hellerstein
                                            President and  Chief Executive
                                            Officer



Date: February 25, 2000                     By /s/ RICHARD C. NORRIS
                                            -------------------------
                                            Richard C. Norris
                                            Vice President - Finance,
                                            Treasurer and Secretary